COLUMBIA FUNDS SERIES TRUST I

                         Columbia Strategic Income Fund
                                  (the "Fund")

                      Supplement dated May 23, 2008 to the
                       Statement of Additional Information
                              dated October 1, 2007




Paragraph one under the section entitled "Fundamental and Non-Fundamental Investment Policies; Non-Fundamental Investment Policies" is hereby removed and replaced in its entirety with the following disclosure:

         1. The Strategic Income Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.


























INT-50/149109-0208